UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011 (December 12, 2011)

LiveDeal, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2490 East Sunset Road, Suite 100, Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip code)

(702) 939-0230
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of $2.0 Million Investment Transaction with Isaac Capital Group LLC and Other Investors

On December 12, 2011, the Board of Directors (the “Board”) of LiveDeal, Inc., a Nevada corporation (the “Company”), approved, and the Company entered into, a Securities Purchase Agreement (the “Purchase Agreement”) with each of Isaac Capital Group LLC (“ICG”), John Kocmur (“Kocmur”), Kingston Diversified Holdings LLC (“Kingston”), Augustus Gardini, L.P. (“Augustus”) and Lausanne LLC (“Lausanne” and, collectively with ICG, Kocmur, Kingston and Augustus, the “Purchasers” and each a “Purchaser”) providing for the Company’s issuance and sale of an aggregate of 1,612,889 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate cash purchase price equal to $2.0 million.  Each of ICG, Kocmur and Kingston (the “Lead Purchasers”) invested $500,000 in the Company and were issued 403,225 shares of Common Stock, and each of Augustus and Lausanne invested $250,000 in the Company and were issued 201,612 shares of Common Stock.  The transactions contemplated by the Purchase Agreement were consummated on December 12, 2011.

Pursuant to the Purchase Agreement, among other things:

•
The per share purchase price ($1.24, which was the closing bid price of the Common Stock, as reported by the NASDAQ Capital Market, on December 12, 2011) for the Shares was equal to the greater of the book or market value of such shares, in accordance with applicable NASDAQ rules.

•
The cash proceeds from the transactions were deposited and will be maintained in a designated account (the “Proceeds Account”), which is subject to certain restrictions pursuant to the New Bylaws (as defined and described below in Item 5.03).

•
Each Lead Purchaser was given the right, until the date such Lead Purchaser beneficially owns less than five percent (5%) of the issued and outstanding Common Stock, to (i) designate one director (a “New Director” and together, the “New Directors”) prior to the closing to serve on the Board on and after the closing, (ii) nominate one director for election by the Company’s stockholders at each meeting of the stockholders at which directors are to be elected, and (iii) designate a replacement director to fill any vacancy if the director previously designated or nominated by such Lead Purchaser ceases for any reason to be a director.

•
The Company agreed not to take certain Restricted Corporate Actions (as defined in the Purchase Agreement) prior to the completion of its next annual meeting without the approval of both (i) a majority of the Board and (ii) a majority of the New Directors.

•	The Company agreed to form the Restructuring Committee (as defined and described below in Item 5.02) to evaluate a potential restructuring of the Company.

•
The Company made customary representations and warranties to the Purchasers, including (without limitation) with respect to the Company’s organization and qualification, no conflicts, capitalization matters, litigation, labor relations, regulatory permits, title to assets, intellectual property, affiliate transactions, insurance, listing requirements, tax matters, compliance with the Sarbanes-Oxley Act of 2002, filings with the Securities and Exchange Commission, independent accountants, internal controls and lack of undisclosed liabilities.  Such representations and warranties were qualified in several respects by the Company’s disclosures in its filings with the Securities and Exchange Commission, so such representations and warranties should not be construed as statements of fact, nor do they speak as of any date subsequent to December 12, 2011.

•
The Purchasers made customary representations and warranties to the Company, including (without limitation) with respect to their status as accredited investors and investment intent pertaining to the Shares.

As previously disclosed, the Company consummated the transactions contemplated by the Purchase Agreement to regain compliance with the requirement that the Company have stockholders’ equity of at least $2.5 million for continued listing on the NASDAQ Capital Market.  As of the date of this filing, the Company believes that its stockholders’ equity exceeds $2.5 million.

In connection with their execution and delivery of the Purchase Agreement, the parties also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) on December 12, 2011, pursuant to which the Company agreed to provide the Purchasers with customary resale and piggy-back registration rights pertaining to the Shares.

The foregoing summaries of the Purchase Agreement and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of each such agreement.  Copies of the Purchase Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of Stock Purchase Agreements and Related Transactions

As previously disclosed, on August 29, 2011 and September 29, 2011, respectively, the Company entered into a series of Stock Purchase Agreements (the “Stock Purchase Agreements”) with four investors (the “Investors”).  Pursuant to the Stock Purchase Agreements, the Investors agreed to purchase an aggregate of 816,327 shares of Common Stock in a private placement transaction for an aggregate purchase price of $2.0 million.  Additional information regarding the Stock Purchase Agreements and the transactions contemplated thereby was set forth in a definitive proxy statement filed by the Company with the Securities and Exchange Commission on October 25, 2011.

On November 30, 2011, the Investors failed to perform their obligations under the Stock Purchase Agreements by, among other things, failing to pay the purchase price described above.  Accordingly, the transactions contemplated by the Stock Purchase Agreements were never consummated, and the Company sent the Investors a notice of termination of the Stock Purchase Agreements on December 12, 2011.  The Company did not incur any penalties in connection with its termination of the Stock Purchase Agreements.

Item 2.02.	Results of Operations and Financial Condition.

The information disclosed under Item 8.01 of the Form 8-K filed by the Company on December 13, 2011 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 above is incorporated herein by reference.  The Company offered and sold the Shares without registration under the Securities Act of 1933, as amended (the “Securities Act”), to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.  The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.  An appropriate legend will be placed on the Shares unless registered under the Securities Act prior to issuance.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Kevin A. Hall to Board of Directors

On December 8, 2011, the Board increased the number of authorized directors of the Company to five directors and appointed Kevin A. Hall, the Company’s President and Chief Executive Officer, to fill the vacancy created by such increase in the size of the full Board.  Mr. Hall’s appointment took effect immediately, and he was appointed for a term lasting until the next annual meeting of the Company’s stockholders, or until his earlier resignation or removal in accordance with the Company’s Amended and Restated Bylaws.  The Board does not anticipate that Mr. Hall will be appointed to any standing committees in light of his role as a member of the Company’s executive management team.

Appointment of Jon Isaac, Tony Isaac and John Kocmur to Board of Directors

On December 12, 2011, the Board increased the number of authorized directors of the Company to eight directors and appointed Jon Isaac, Tony Isaac and John Kocmur to fill the vacancies created by such increase in the size of the full Board.  Such New Directors were designated for appointment to the Board by the Lead Purchasers in accordance with their rights under the Purchase Agreement, as described in Item 1.01 above.  Such appointments took effect immediately upon the closing of the transactions contemplated by the Purchase Agreement, and each New Director was appointed for a term lasting until the next annual meeting of the Company’s stockholders, or until his earlier resignation or removal in accordance with the Company’s Amended and Restated Bylaws.  The Board has not yet appointed any of the New Directors to serve on its standing committees, although it anticipates making certain appointments in the near future.

Formation of Restructuring Committee

In connection with the transactions described under Item 1.01 above and the director appointments described immediately above under this Item 5.02, the Board also established an ad hoc special committee (the “Restructuring Committee”) to evaluate a potential restructuring of the Company.  The Board appointed each of the New Directors, as well as existing directors Sheryle Bolton and Thomas Clarke, to serve on the Restructuring Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws

On December 12, 2011, the Board approved and adopted, effective immediately, Amended and Restated Bylaws of the Company (the “New Bylaws”).  In addition to certain technical corrections, the amendments included the following:

•
Pursuant to the Purchase Agreement, the cash proceeds of the investment transaction contemplated thereby were deposited in the Proceeds Account.  The New Bylaws provide that until the later of (i) the completion of the next annual meeting of the Company’s stockholders and (ii) February 16, 2012 (such later date, the “Termination Date”), no funds may be withdrawn from the Proceeds Account, and no authorized signatory for the Proceeds Account (currently Jon Isaac) may be added, replaced or removed, in either case without such action being approved by both (A) a majority of the Board and (B) a majority of the New Directors.

•
The New Bylaws provide that, until the Termination Date, the Corporation may not take or agree to take, and the Board may not authorize, approve or ratify, any Restricted Corporate Action (as defined in the Purchase Agreement) without such action being approved by both (A) a majority of the Board and (B) a majority of the New Directors.

•	The provisions of Sections 78.378 to 78.3793 of the Nevada Revised Statutes (pertaining to acquisitions of controlling interests in certain covered corporations) shall not apply to the Purchasers.

•
The New Bylaws also provide for certain matters pertaining to the creation of the Restructuring Committee and prevent further amendments or modifications (both to the New Bylaws and the related resolutions of the Board) without such action being approved by both (A) a majority of the Board and (B) a majority of the New Directors.

The foregoing summary of the revisions set forth in the New Bylaws is not complete and is qualified in its entirety by reference to the full text of the New Bylaws.  A copy of the New Bylaws is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of November 24, 2011 Special Meeting of Stockholders

A Special Meeting of Stockholders of the Company was held on November 24, 2011, at which the Company’s stockholders voted to approve the following proposed resolution:

“RESOLVED, that those certain Stock Purchase Agreements entered into on August 29, 2011 and September 29, 2011, respectively, by and among LiveDeal and those certain investors listed therein, providing for such investors’ purchase of 816,327 shares of LiveDeal’s common stock for an aggregate purchase price of $2.0 million (i.e., $2.45 per share), are hereby adopted, and the transactions contemplated by such Stock Purchase Agreements are hereby approved in all respects.”

Additional information regarding the Special Meeting was set forth in a definitive proxy statement filed by the Company with the Securities and Exchange Commission on October 25, 2011.  The results of the Special Meeting were as follows:

Proposal No. 1 – Approval of Stock Purchase Agreements and Related Transactions

Votes For	Votes Against	Abstentions	Broker Non-Votes

357,220	186,159	3,283	0

Subsequently, the transactions contemplated by the Stock Purchase Agreements were not consummated (and such Stock Purchase Agreements were terminated by the Company) when the Investors did not comply with their obligations thereunder, including (without limitation) the obligation to pay the applicable purchase price for the shares of Common Stock to be issued by the Company.  For more information, refer to the disclosure set forth under Item 1.02 above.

Item 701.	Regulation FD Disclosure.

The Company issued a press release on December 14, 2011 announcing the private placement financing described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1.  The press releases include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of LiveDeal, Inc.
10.1	Securities Purchase Agreement dated December 12, 2011
10.2	Registration Rights Agreement dated December 12, 2011
99.1	Press release issued December 14, 2011, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEDEAL, INC.

Date: December 15, 2011	/s/ Lawrence W. Tomsic
Lawrence W. Tomsic
Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of LiveDeal, Inc.
10.1	Securities Purchase Agreement dated December 12, 2011
10.2	Registration Rights Agreement dated December 12, 2011
99.1	Press release issued December 14, 2011, furnished herewith